UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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Hecla Mining Company

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Your Vote Counts! HECLA MINING COMPANY 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET. For shares held in a Plan, vote by May 17, 2021 11:59 PM ET. HECLA MINING COMPANY 6500 N. MINERAL DRIVE SUITE 200 COEUR DALENE, ID 83815 D43831-P54096 You invested in HECLA MINING COMPANY and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 19, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2021 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/HL2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. ELECTION OF CLASS II DIRECTORS Nominees: 1a. Stephen F. Ralbovsky 1b. Catherine J. Boggs 2. Ratification of the appointment of BDO USA, LLP, as our independent registered public accounting firm for 2021. 3. Approval, on an advisory basis, of executive compensation. 4. Approval of Amendment to the Hecla Mining Company Key Employee Deferred Compensation Plan. 5. In the proxies discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D43832-P54096